INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment
No. 65 to Registration Statement No. 33-31602 on
Form N-1A of our report dated December 17, 2003 relating to the financial statements of Federated
Tax-Free Trust Fund for the year ended October 31,
2003, and to the reference to us under the heading
"Financial Highlights" in the Prospectus, which is a part of such Registration Statement.



Deloitte & Touche LLP

Boston, Massachusetts,
December 29, 2003